EXHIBIT 10.2
ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 22, 2021, is entered into by and among IT GLOBAL HOLDING LLC, a Delaware limited liability company (“IT Global”), 4TH SOURCE, LLC a Delaware limited liability company (“4th Source”), AGILETHOUGHT, LLC, a Florida limited liability company (“AgileThought”), AN EXTEND, S.A. de C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico (“AN Extend”), AN EVOLUTION S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico (“AN Evolution,” and together with IT Global, 4th Source, AgileThought, and AN Extend, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”), AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation (“Ultimate Holdings” and together with Intermediate Holdings, the “Holdings Companies”), the Guarantors (as defined in the Credit Agreement defined below) listed on the signature pages hereto, the financial institutions party hereto as lenders (together with their respective successors and assigns, the “Lenders”), and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as Administrative Agent for the Lenders (the “Administrative Agent”).
RECITALS
WHEREAS, Borrowers, Holdings Companies, the Lenders party thereto, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 18, 2019, as amended by that certain Waiver and First Amendment, dated as of January 30, 2020, that certain Waiver and Second Amendment, dated as of May 14, 2020, that certain Waiver and Third Amendment, dated as of February 2, 2021, that certain Fourth Amendment, dated as of April 30, 2021, that certain Fifth Amendment, dated as of June 24, 2021, that certain Sixth Amendment, dated as of July 26, 2021, that certain Seventh Amendment, dated as of September 30, 2021, that certain Eighth Amendment, dated as of October 14, 2021, that certain Ninth Amendment, dated as of October 29, 2021 and that certain Tenth Amendment, dated as of November 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”);
WHEREAS, the Borrowers and Holdings Companies now desire that the Administrative Agent and the Lenders agree to make certain amendments to the Credit Agreement; and
WHEREAS, the Administrative Agent and the Lenders have agreed to do so, but only on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the matters set forth in the above Recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
Section 1Amendment to Existing Credit Agreement. Subject to the effectiveness of this Amendment, including, without limitation, the satisfaction of the conditions of effectiveness set forth in Section 3 below, on the Amendment No. 9 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
1.1Section 1.1 of the Credit Agreement is hereby amended to add the following new defined term in appropriate alphabetical order:
“Eleventh Amendment Effective Date” means November 22, 2021.
1.2The definition of “Guarantor” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“Guarantor” means Ultimate Holdings, Intermediate Holdings, and each other Person that guarantees any of the Obligations, including, without limitation, 4th Source, IT Global, QMX Investment Holdings USA, Inc., AgileThought Digital Solutions S.A.P.I. de C.V (f/k/a North American Software, S.A.P.I. de C.V.), 4th Source Holding Corp., Facultas Analytics, S.A.P.I. de C.V., Faktos INC, S.A.P.I. de C.V., Cuarto Origen, S. de R.L. de C.V., 4th Source Mexico, LLC, AGS Alpama Global Services Mexico, S.A de C.V., Entrepids Technology Inc., Entrepids México, S.A. de C.V., AGS Alpama Global Services USA, LLC, AN UX, S.A de C.V., AN Data Intelligence, S.A de C.V., AgileThought México, S.A. de C.V. (f/k/a AN Digital S.A de C.V.), Anzen Soluciones, S.A. de C.V., AN USA, AgileThought Servicios México, S.A. de C.V. (f/k/a AGS Nasoft Servicios Administrativos, S.A. de C.V.) and AgileThought Servicios Administrativos, S.A. de C.V. (f/k/a Nasoft Servicios Administrativos, S.A de C.V.).
1.3The definition of “Mexican AN Pledge without Transfer of Possession Agreement” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Mexican AN Pledge without Transfer of Possession Agreement” means the Pledge without Transfer of Possession Agreement (Contrato de Prenda sin Transmisión de Posesión) including its Exhibits, dated November 15, 2018, entered into by, among others, AgileThought México, S.A. de C.V. (f/k/a AN Digital S.A de C.V.), AN Extend, AN Data Intelligence, S.A. de C.V., Anzen Soluciones, S.A. de C.V., Faktos Inc, S.A.P.I. de C.V., Facultas Analytics, S.A.P.I. de C.V. AgileThought Servicios Administrativos, S.A. de C.V. (f/k/a Nasoft Servicios Administrativos, S.A de C.V.), AgileThought Servicios México, S.A. de C.V. (f/k/a AGS Nasoft Servicios Administrativos, S.A. de C.V.), AGS Alpama Global Services Mexico, S.A. de C.V., AgileThought Digital Solutions, S.A.P.I. de C.V. (f/k/a North American Software, S.A.P.I. de C.V.), AN UX, S.A. de C.V. and Entrepids México  S.A. de C.V., as pledgors, and Monroe Capital, as pledgee, as may be amended from time to time.
1.4The definition of “Mexican Security Trust” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Mexican Security Trust” means certain Security Trust Agreement with identification number F/3757, including its exhibits, dated November 15, 2018, by, among others, QMX Investment Holding USA, Inc., IT Global Holding LLC, Entrepids Technology Inc., AgileThought Digital Solutions, S.A.P.I. de C.V., Ultimate Holdings, AgileThought México, S.A. de C.V. (f/k/a AN Digital S.A de C.V.), Faktos Inc, S.A.P.I. de C.V., Facultas Analytics, S.A.P.I. de C.V., and Entrepids México, S.A. de C.V., as settlors, Monroe Capital, as first place beneficiary, Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero; with the acknowledgment and consent of AgileThought México, S.A. de C.V., AN Extend, S.A. de C.V., AN Data Intelligence, S.A. de C.V., Anzen Soluciones, S.A. de C.V., AN UX, S.A. de C.V., AgileThought Servicios Administrativos, S.A. de C.V. (f/k/a Nasoft Servicios Administrativos, S.A de C.V.), AgileThought Servicios México, S.A. de C.V. (f/k/a AGS Nasoft Servicios Administrativos, S.A. de C.V.), AGS Alpama Global Services Mexico, S.A. de C.V., AgileThought Digital Solutions, S.A.P.I. de C.V. (f/k/a North American Software, S.A.P.I. de C.V.), Entrepids México  S.A. de C.V., Cuarto Origen, S. de R.L. de C.V., and AN Evolution, S. de R.L. de C.V., as amended and restated on the Closing Date, and as further amended from time to time.
1.5The definition of “Mexican Stock Pledge Agreement” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Mexican Stock Pledge Agreement” means the Mexican Stock Pledge Agreement, dated November 15, 2018 entered into by, among others, IT Global Holding LLC, AgileThought Digital Solutions, S.A.P.I. de C.V. (f/k/a North American Software, S.A.P.I. de C.V.), Invertis, S.A. de C.V., AN Global IT, S.A.P.I. de C.V. and AN Data

Intelligence, S.A. de C.V., as pledgors and Monroe Capital as pledgee, as may be amended from time to time.
1.6Clause (b)(ii) of Section 6.2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(ii)concurrently with the receipt by any Loan Party of any issuance of Equity Interests of any Loan Party, in an amount equal to 60% of such Net Cash Proceeds;

1.7Section 10.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:
10.19     Extension of Lock-up Agreements. By no later than November 22, 2021, cause (a) each of Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17938-6 and Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the trust No. F/17937-8, (b) each of Banco Nacional de México, S.A., Member of Grupo Financiero Banamex, División Fiduciaria, in its capacity as trustee of the irrevocable trust No. F/173183, and Nexxus Capital Private Equity Fund VI, L.P. and (c) Banco Invex, S.A., Institución de Banca Múltiple, Invex Grupo Financiero acting as trustee pursuant to the Contrato de Fideicomiso Irrevocable de Emisión de Cert. Bursátiles Fid. de Desarrollo N.F2416 (LIV Mexico Growth IV N.F2416), and LIV Mexico Growth Fund IV, L.P., in each case to agree to extend its lock-up agreement with respect to the registered shares of Class A Common Stock held by it to the earlier of (i) the date of Payment in Full and (ii)(x) with respect to each of the entities listed in the foregoing clauses (a) and (c) of this Section, the first day on or after June 30, 2022 on which the Total Leverage Ratio is less than 2.00 to 1 and (y) with respect to each of the entities listed in the foregoing clause (b) of this Section, the first day on or after June 30, 2022 on which the Total Leverage Ratio is less than 3.00 to 1. Such extension shall be effective as of November 15, 2021.
1.8Section 10 of the Credit Agreement is hereby amended by inserting a new Section 10.20 as follows:
10.20     Mexican Collateral Amendment and Reaffirmation Agreements; Second Lien Loan Documents. No later than ninety (90) calendar days following the Eleventh Amendment Effective Date, deliver to the Administrative Agent copies of (i) each Mexican Collateral Amendment and Reaffirmation Agreement (as defined in the Second Lien Loan Agreement) and (ii) each other Second Lien Loan Document (other than those Second Lien Loan Documents required to be delivered pursuant to Section 10.17.1) and any other U.S. and foreign credit, guaranty, collateral, security or other documents related to the Second Lien Debt, in each case in form and substance satisfactory to the Administrative Agent in its discretion.
1.9Section 13.1.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:
13.1.5 Non-Compliance with Loan Documents. (a) Failure by any Loan Party to comply with or to perform any covenant set forth in Sections 10.1.1, 10.1.2, 10.1.3, 10.1.5, 10.2, 10.3(b), 10.5, 10.6, 10.10, 10.11, 10.12, 10.13, 10.16, 10.17, 10.18, 10.19, 10.20 or Section 11, or (b) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (b) for 30 or more days after the earlier of (i) the date any Loan Party knows or reasonably should have known of such failure or (ii) the date of receipt by

Borrower Representative (or any Borrower) of notice from Administrative Agent or Required Lenders of such failure.
Section 2Definitions.     All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement as amended hereby.
Section 3Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of each of the following conditions (the date on which all such conditions precedent have been satisfied, the “Eleventh Amendment Effective Date”):
1.1Administrative Agent shall have received a copy of this Amendment signed by the Loan Parties, the Administrative Agent and the Required Lenders;
1.2Except as expressly set forth in Section 4.3, Administrative Agent shall have received evidence of payment by the Borrowers of all accrued and unpaid fees, costs and expenses incurred prior to or on the Eleventh Amendment Effective Date, including all Attorney Costs of the Administrative Agent incurred prior to or on the Eleventh Amendment Effective Date; and
1.3All representations and warranties set forth in Section 4 hereof are true and correct.
Section 4Conditions Subsequent. By no later than November 29, 2021 (or such later date as may be approved by the Administrative Agent in its sole discretion), Administrative Agent shall have received (for the avoidance of doubt, each of the conditions subsequent enumerated in Section 4 of the Tenth Amendment therein is hereby amended and replaced in its entirety with the following conditions):
1.1(x) an updated copy of Schedule 9.25 to the Credit Agreement, reflecting all information required thereby with respect to the Loan Parties and their Subsidiaries as of such date (including, without limitation, the current legal name of each Loan Party and each Subsidiary thereof as of such date), (y) all supporting documentation reasonably requested by the Administrative Agent to evidence any changes reflected in such updated Schedule 9.25 (including, without limitation, any name change documentation filed with any governmental authority with respect to any Loan Party or Subsidiary thereof) and (z) all documentation reasonably requested by the Administrative Agent in order to maintain compliance with Section 10.9 of the Credit Agreement, in each case, in form and substance satisfactory to the Administrative Agent in its sole discretion;
1.2 an updated copy of Schedule 9.8 to the Credit Agreement in form and substance satisfactory to the Administrative Agent in its sole discretion; and
1.3solely with respect to the accrued and unpaid Attorney Costs of the Administrative Agent incurred by Sidley Austin LLP prior to or on the Eleventh Amendment Effective Date, evidence of payment by the Borrowers of all such accrued and unpaid Attorney Costs.
For the avoidance of doubt, failure to comply with any of the conditions set forth in this Section 4 shall constitute an Event of Default under the Credit Agreement.
Section 5Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
1.1the execution, delivery and performance of this Amendment by the Loan Parties has been duly authorized, and this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;
1.2the execution, delivery and performance of this Amendment by each Loan Party does not require any consent or approval of any governmental agency or authority (other than (i) any consent or approval which has been obtained and is in full force and effect, or (ii) where the failure to obtain such consent would not reasonably be expected to result in a Material Adverse Effect);
1.3after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (unless any such representation or warranty is by its terms qualified by concepts of materiality, in which case that representation or warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case that representation or warranty is true and correct in all material respects or in all respects, as applicable, as of that earlier date); and
1.4after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or would result from the execution and effectiveness of this Amendment.
Section 6Ratification and Reaffirmation. Each Loan Party hereby ratifies and confirms the Credit Agreement and each other Loan Document to which it is a party, in each case, as amended prior to the date hereof and as amended hereby, each of which shall remain in full force and effect according to their respective terms. In connection with the execution and delivery of this Amendment and the other Loan Documents delivered herewith, each Loan Party, as borrower, debtor, grantor, mortgagor, pledgor, guarantor, assignor, obligor or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as an accommodation party, guarantor, obligor or indemnitor or in such other similar capacities, as the case may be, in any case under any Loan Documents, hereby (a) ratifies, reaffirms, confirms and continues all of its payment and performance and other obligations, including obligations to indemnify, guarantee, act as surety, or as principal obligor, in each case contingent or otherwise, under each of such Loan Documents to which it is a party, (b) ratifies, reaffirms, confirms and continues its grant of liens on, or security interests in, and assignments of its properties pursuant to such Loan Documents to which it is a party as security for the Obligations, and (c) confirms and agrees that such liens and security interests secure all of the Obligations. Each Loan Party hereby consents to the terms and conditions of the Credit Agreement, as amended prior to the date hereof and as amended hereby. Each Loan Party acknowledges (i) that each of the Loan Documents to which it is a party remains in full force and effect, (ii) that each of the Loan Documents to which it is a party, as amended prior to the date hereof and as amended hereby, is hereby ratified, continued and confirmed, (iii) that any and all obligations of such Loan Party under any one or more such documents to which it is a party is hereby ratified, continued and reaffirmed, and (iv) that, to such Loan Party’s knowledge, there exists no offset, counterclaim, deduction or defense to any obligations described in this Section 5. This Amendment shall not constitute a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
Section 7    Miscellaneous.
1.1Signatures; Effect of Amendment. By executing this Amendment, each of the Loan Parties is deemed to have executed the Credit Agreement, as amended hereby, as a Borrower and a Loan Party (or, in the case of the Holdings Companies and the Guarantors, solely as a Loan Party). All such Loan Parties, the Administrative Agent, and the Lenders acknowledge and agree that (a) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed, and (b) other than as expressly set forth herein, the obligations under the Credit Agreement and the guarantees, pledges and grants of security interests created under or pursuant to the Credit Agreement and the other Loan Documents continue in full force and effect in accordance with their respective terms and the Collateral secures and shall continue to secure the Loan Parties’ obligations under the Credit Agreement (as amended hereby) and any other obligations and liabilities provided for under the Loan Documents. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, nor constitute a novation of any of the Obligations under the Credit Agreement or obligations under the Loan Documents. This Amendment does not extinguish the indebtedness or liabilities outstanding in connection with the Credit Agreement or any of the other Loan Documents. No delay on the part of the Administrative Agent or any Lender in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 15.1 of the Credit Agreement.
1.2Counterparts. This Amendment may be executed electronically and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.
1.3Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
1.4Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.
1.5Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.
1.6References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement, or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as may be further amended, modified, restated, supplemented or extended from time to time.
1.7Governing Law. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
1.8Payment of Costs and Expenses. Each Loan Party, jointly and severally, agree pursuant to the terms of Section 15.5 of the Credit Agreement, to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the transactions contemplated hereby (including Attorney Costs and Taxes) in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents.
[Signatures Immediately Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

LOAN PARTIES:	IT GLOBAL HOLDING LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By: /s/ Manuel Senderos Fernandez Name: Manuel Senderos Fernandez Title: President

4TH SOURCE LLC, a Delaware limited liability company, as a Borrower and a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: President

AGILETHOUGHT LLC, a Florida limited liability company, as a Borrower

By: /s/ Manuel Senderos Fernandez Name: Manuel Senderos Fernandez Title: President

AN EVOLUTION, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable incorporated under the laws of Mexico, as a Borrower

By: /s/ Manuel Senderos Fernandez Name: Manuel Senderos Fernandez Title: Attorney-in-fact

By: /s/ Mauricio Garduño Name: Mauricio Garduño Title: Attorney-in-fact

Signature page to Eleventh Amendment

AN EXTEND, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Borrower

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

AN GLOBAL LLC, a Delaware limited liability company, as a Holdings Company and a Guarantor

By: /s/ Manuel Senderos Fernandez Name: Manuel Senderos Fernandez Title: President

AGILETHOUGHT, INC. (f/k/a AN GLOBAL INC.), a Delaware corporation, as a Holdings Company and a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: President

4TH SOURCE HOLDING CORP., a Delaware corporation, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

Signature page to Eleventh Amendment

4TH SOURCE MEXICO, LLC, a Delaware limited liability company, as a Guarantor

By: /s/ Manuel Senderos Fernandez Name: Manuel Senderos Fernandez Title: President

AGS ALPAMA GLOBAL SERVICES USA LLC, a Delaware limited liability company, as a Guarantor

By: QMX INVESTMENT HOLDINGS USA, INC., Member

By: /s/ Jorge Pliego Seguin
Name: Jorge Pliego Seguin
Title: Treasurer
AN USA, a California corporation, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: President

QMX INVESTMENT HOLDINGS USA, INC., a Delaware corporation, as a Guarantor

By: /s/ Jorge Pliego Seguin
Name: Jorge Pliego
Title: Treasurer

Signature page to Eleventh Amendment

ENTREPIDS TECHNOLOGY INC., a Delaware corporation, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

AGS ALPAMA GLOBAL SERVICES MEXICO, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

AGILETHOUGHT DIGITAL SOLUTIONS S.A.P.I. de C.V. (f/k/a North American Software, S.A.P.I. de C.V.), a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

Signature page to Eleventh Amendment

AgileThought Mexico, S.A. de C.V. (f/k/a AN Digital S.A. de C.V.), a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

AN DATA INTELLIGENCE, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

ANZEN SOLUCIONES, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

AN UX, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

Signature page to Eleventh Amendment

FAKTOS INC., S.A.P.I. DE C.V., a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

Signature page to Eleventh Amendment

FACULTAS ANALYTICS, S.A.P.I. DE C.V., a sociedad anónima promotora de inversiones de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

AgileThought Servicios Adminitrativos, S.A. de C.V. (f/k/a Nasoft Servicios Administrativos, S.A. de C.V.), a sociedad anónima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

AgileThought Servicios Mexico, S.A. de C.V. (f/k/a AGS Nasoft Servicios Administrativos, S.A. de C.V.), a sociedad anónima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

CUARTO ORIGEN, S DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

Signature page to Eleventh Amendment

ENTREPIDS MEXICO, S.A. DE C.V., a sociedad anonima de capital variable incorporated under the laws of Mexico, as a Guarantor

By: /s/ Manuel Senderos Fernandez
Name: Manuel Senderos Fernandez
Title: Attorney-in-fact

By: /s/ Mauricio Garduño
Name: Mauricio Garduño
Title: Attorney-in-fact

Signature page to Eleventh Amendment

ADMINISTRATIVE AGENT:	MONROE CAPITAL MANAGEMENT ADVISORS, LLC, as Administrative Agent By: /s/ Jeffrey Cupples Name: Jeffrey Cupples Title: Managing Director

Signature page to Eleventh Amendment

LENDER:	MC FINANCING SPV I, LLC, in its capacity as a Lender By: /s/ Jeffrey Cupples Name: Jeffrey Cupples Title: Managing Director

Signature page to Eleventh Amendment

LENDER:	MONROE CAPITAL CORPORATION, in its capacity as a Lender By: /s/ Jeffrey Cupples Name: Jeffrey Cupples Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP,
as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner as Assignee

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LP,
as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LP,
as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND III LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND III (UNLEVERAGED) LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND III LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND A LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND A LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND I LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND II LP,
in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC,
its general partner

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL FUND SV S.A.R.L., ACTING IN RESPECT OF ITS FUND III (UNLEVERAGED) COMPARTMENT, in its capacity as a Lender

By:      MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

LENDER:
MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP, in its capacity as a Lender

By:      MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its General Partner

By:      MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By: /s/ Jeffrey Cupples
Name: Jeffrey Cupples
Title: Managing Director

Signature page to Eleventh Amendment

Signature page to Eleventh Amendment

LENDER:	MONROE CAPITAL MML CLO 2017-1, LTD., By: MONROE CAPITAL MANAGEMENT LLC, as Collateral Manager Attorney-in Fact By: /s/ Seth Friedman Name: Seth Friedman Title: Managing Director

Signature page to Eleventh Amendment

LENDER:	MONROE CAPITAL MML CLO VI, LTD. By: MONROE CAPITAL MANAGEMENT LLC, as Asset Manager and Attorney-in-fact By: /s/ Seth Friedman Name: Seth Friedman Title: Managing Director

Signature page to Eleventh Amendment

LENDER:	MONROE CAPITAL MML CLO VII, LTD. By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Asset Manager and Attorney-in-fact By: /s/ Seth Friedman Name: Seth Friedman Title: Managing Director

Signature page to Eleventh Amendment

LENDER:	MONROE CAPITAL MML CLO VIII, LTD. By: MONROE CAPITAL ASSET MANAGEMENT LLC, as Asset Manager and Attorney-in-fact By: /s/ Seth Friedman Name: Seth Friedman Title: Managing Director

Signature page to Eleventh Amendment